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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                 CURRENT REPORT





Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report
(Date of earliest event reported):      AUGUST 24, 1998 (AUGUST 9, 1998)
                                   ---------------------------------------------

                              SHAW INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           GEORGIA                     1-6853                   58-1032521
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)


616 E. WALNUT AVENUE, DALTON, GEORGIA                                      30720
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                    (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code      (706) 275-3812
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)
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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On August 9, 1998, the Registrant completed the disposition (the "Maxim Disposition") of substantially all of its residential retail store assets to The Maxim Group, Inc. ("Maxim"). These assets include approximately 275 retail stores with annual revenues of approximately $575 million. The Maxim Disposition was effected pursuant to the Agreement and Plan of Merger, dated June 23, 1998 (the "Merger Agreement"), among the Registrant, its wholly-owned subsidiary, Shaw Carpet Showplace, Inc. (collectively, "Shaw"), Maxim and a wholly-owned subsidiary of Maxim. As consideration for the Maxim Disposition, Shaw received from Maxim 3,150,000 shares of Maxim common stock, a one-year promissory note (the "Note") in the principal amount of approximately $18 million and $25 million in cash.

         Pursuant to the Merger Agreement, the Registrant and Maxim entered into a Shareholder's Agreement, dated August 9, 1998 (the "Shareholder's Agreement"), pursuant to which, among other things, the Registrant has agreed until August 9, 1999 not to acquire in excess of 25% of the outstanding shares of common stock of Maxim and Maxim has granted to the Registrant certain registration rights. Copies of the Merger Agreement, the form of Note and the form of Shareholder's Agreement were filed with the Securities and Exchange Commission (the "Commission") as Exhibit 99.1 to the Registrant's Current Report on Form 8-K dated June 26, 1998 and are incorporated by reference herein.








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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (b)  Pro Forma Financial Information.

         The required pro forma financial information will be filed by amendment to this report as soon as practicable but in no event later than October 23, 1998.

    (c)  Exhibits.

                  99.1 Agreement and Plan of Merger, dated June 23, 1998, among The Maxim Group, Inc., CMAX Acquisition, Inc., Shaw Industries, Inc., and Shaw Carpet Showplace, Inc., and forms of Subordinated Promissory Note and Shareholder's Agreement attached thereto as Exhibits B and C, respectively. [Incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on Form 8-K as filed with the Commission on June 26, 1998 (File No. 1-6853).]








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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             SHAW INDUSTRIES, INC.


                                             By: /s/ Bennie M. Laughter
                                                --------------------------------
                                                  Bennie M. Laughter
                                                  Vice President, Secretary
                                                  and General Counsel

                                             Dated: August 19, 1998








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                                  EXHIBIT INDEX


Exhibit
Number                                  Description
------                                  -----------
99.1              Agreement and Plan of Merger, dated June 23, 1998, among The
                  Maxim Group, Inc., CMAX Acquisition, Inc., Shaw Industries,
                  Inc., and Shaw Carpet Showplace, Inc., and forms of
                  Subordinated Promissory Note and Shareholder's Agreement
                  attached thereto as Exhibits B and C, respectively.
                  [Incorporated herein by reference to Exhibit 99.1 to the
                  Registrant's Current Report on Form 8-K as filed with the
                  Commission on June 26, 1998 (File No. 1-6853).]